Exhibit 10.5 to
                                                            Form 10-KSB


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 Rockefeller Plaza, Suite 4515
                            New York, New York 10112


                                LETTER AMENDMENT


                                              June 6, 1996


To:      Michael Zeldin
         2 Clinton Street
         Cambridge, Massachusetts 01219

Dear Michael:

         Reference is made to the Employment Agreement dated as of March 28, 1996 (the "Agreement") by and between you and Sheffield Medical Technologies Inc. (the "Company"). Unless otherwise referred herein, the terms defined in the Agreement shall be used herein as therein defined.

         It has been determine by you and the Company that it is in the best interests of you and the Company that you assume the office of Chief Scientific Officer of the Company in lieu of continuing to serve as Chief Operating Officer and Executive Vice President - Corporate Development of the Company.

         Therefore, it is hereby agreed between you and the Company that, effective as of the date first above written, the Agreement is hereby amended as follows:

                  (a) All references in the Agreement to "Chief Operating Officer and Executive Vice President - Corporate Development" are hereby replaced with references to "Chief
         Scientific Officer."

         You hereby aknowledge that you have resigned as Chief Operating Officer and Executive Vice President - Corporate Development of the Company effective as of the date of this Letter Amendment.

         On and after the effective date of this Letter Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Letter Amendment. The Agreement, as amended by

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this Letter Amendment,  is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         If you agree to the terms and provisions hereof, please evidence your agreement by executing at least two copies of this Letter Amendment. This Lease Letter Amendment shall become effective as of the date first above written when and if copies of this Lease Letter Agreement shall have been executed by Lessee and each of you.

                                            Very truly yours,

                                            SHEFFIELD MEDICAL TECHNOLOGIES INC.



                                            By:  /S/ Douglas R. Eger
                                                 -------------------
                                                     Douglas R. Eger
                                                     Chairman & CEO

Agreed as of the date
 first above written:


/s/ Michael Zeldin
------------------
Michael Zeldin
                                       -2-